                                                        UNITED STATES
                                             SECURITIES AND EXCHANGE COMMISSION

                                                   Washington, D.C. 20549
                                                      ----------------

                                                          FORM 8-K

                                                       CURRENT REPORT

                                           Pursuant to Section 13 or 15(d) of the
                                               Securities Exchange Act of 1934

                             Date of Report (Date of earliest event reported):   July 6, 2004

                                            TROPICAL SPORTSWEAR INT'L CORPORATION
                                   (Exact name of registrant as specified in its charter)]

                      Florida                         0-23161                        59-3420305
        (State or other jurisdiction                (Commission                     (IRS Employer
                of incorporation)                   File Number)                  Identification No.)

            4902 W. Waters Avenue
                 Tampa, Florida                                                           33634
    (Address of principal executive offices)                                           (Zip Code)

Registrant's telephone number, including area code: (813) 249-4900

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Item 5.   Other Events

         Attached is the Press Release disseminated by the Company on July 6, 2004.

Item 7.  Exhibits

Exhibit  99     Press Release dated July 6, 2004.

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                                                    SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TROPICAL SPORTSWEAR INT'L CORPORATION

Date:    July 6, 2004                          By: /s/ Robin J. Cohan
                                                       Robin J. Cohan
                                                       Executive Vice President and
                                                       Chief Financial Officer